Acquisitions ITS - Fair Value of Consideration Transferred (Detail) (ITS [Member], USD $) In Thousands, unless otherwise specified	1 Months Ended
Apr. 22, 2013
ITS [Member]
Business Acquisition [Line Items]
Cash paid to, or on behalf of, ITS and its equity holders	$ 101,000
Cash deposited in escrow	19,000
Fair value of contingent consideration deposited in escrow for assets not acquired	5,000 [1]
Total fair value of the consideration transferred	$ 125,000

[1]	Based on the terms of the Agreement, $5.0 million of the $24.0 million in escrow to be paid to the seller is contingent upon certain future liabilities that could become due by ITS in certain jurisdictions. Any payments in relation to these liabilities will be deducted from the $5.0 million escrow amount and the net balance of the escrow will be paid to the seller. We estimate that the entire $5.0 million in escrow will be paid to the seller, and therefore, the estimated fair value of the consideration in escrow related to these liabilities is $5.0 million. We do not expect to receive any amount back from escrow, and therefore did not record a receivable from the escrow. Any changes to the fair value of the contingent consideration in the future of less than $5.0 million will result in recording a receivable from escrow. The receivable will be recorded at fair value. As of September 30, 2013, the fair value of the receivable is $0.0 million.